UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 23, 2003
                                         -----------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-6377                  77-0176309
-------------------------------       ------------          -------------------
(State or other jurisdiction of       (Commission            (I.R.S.  Employer
incorporation or organization)        File Number)          Identification No.)




         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

            On December 26, 2003, Drexler Technology Corporation issued a news release announcing that it had entered into an agreement to conduct an equity private placement to institutional investors, with gross proceeds to the Company of approximately $10.1 million. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company has since completed this equity private placement.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

                 The following exhibit is included as part of this Current Report on Form 8-K:

   Exhibit
   Number             Description
   -------            ------------

   99.1 News Release dated December 26, 2003, entitled "Drexler Technology to Raise $10.1 Million in Private Placement," which news release is included pursuant to Item 5 of this Form 8-K.


SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                   DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: December 31, 2003         /s/  Steven G. Larson
                                ---------------------------------------
                                Steven G. Larson
                                Vice President, Finance and Chief
                                Financial Officer



                                INDEX TO EXHIBITS

Exhibit
Number              Description
-------             -----------

  99.1 News Release dated December 26, 2003, entitled "Drexler Technology to Raise $10.1 Million in Private Placement," which news release is included pursuant to Item 5 of this Form 8-K.


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